EXHIBIT 99.2

PRESS RELEASE
July 26, 2021
Independence Realty Trust and Steadfast Apartment REIT Announce Strategic Merger
Creates a leading public multifamily REIT focused on the high-growth U.S. Sunbelt region; combined company will own approximately 38,000 apartment units across 131 communities
Creates a top 3 publicly traded multifamily REIT focused on the Sunbelt region
Merger will join together two high-quality portfolios in attractive non-gateway markets demonstrating outsized growth fundamentals
Enhances opportunity to execute proven value-add program and unlock value across combined portfolio
Increased scale and operational efficiencies expected to generate approximately $28 million in annual synergies
Expected to be immediately accretive to key earnings metrics

PHILADELPHIA, PA, and IRVINE, CA (July 26, 2021 ) -- Independence Realty Trust, Inc. (NYSE: IRT) (“IRT”) and Steadfast Apartment REIT, Inc. (“STAR”) today announced that they have entered into a definitive merger agreement under which STAR will merge with and into IRT, with IRT surviving as the continuing public company. The merger will join together two high-quality portfolios with complementary geographic footprints in the highly desirable Sunbelt region of the United States. On a pro forma basis, the combined company will own a portfolio of 131 apartment communities comprising approximately 38,000 units across 16 states. The combined company is expected to have a pro forma equity market capitalization of approximately $4 billion and a pro forma total enterprise value of approximately $7 billion.
Under the terms of the merger agreement, each STAR common share will be converted into 0.905 shares of newly issued IRT common stock, including cash in lieu of fractional shares. On a pro forma basis, following the merger, IRT stockholders are expected to own approximately 50% of the combined company’s equity, and STAR stockholders are expected to own approximately 50%. The parties currently expect the transaction to close during the fourth quarter of 2021, subject to customary closing conditions, including approval of both IRT and STAR stockholders. This strategic transaction was unanimously approved by the Board of Directors of IRT and the Board of Directors of STAR.
The proposed merger will create a portfolio of 131 multifamily apartment properties comprising approximately 38,000 units in urban and suburban locations in Georgia, North Carolina, Tennessee, Kentucky, Ohio, Oklahoma, Indiana, Texas, Florida, South Carolina, Missouri, Alabama, Colorado, Kansas, Illinois and Virginia. The combined company’s ten largest markets by unit count would be Atlanta, Dallas/Ft. Worth, Denver, Oklahoma City, Louisville, Columbus, Indianapolis, Raleigh-Durham, Houston and Memphis.
Commenting on the proposed merger, Scott F. Schaeffer, IRT’s Chairman and CEO, said, “The combination of IRT and STAR’s highly complementary portfolios will create a leading multifamily REIT in the attractive Sunbelt region, that we believe will be well-positioned to unlock significant value and improve our market diversification. We expect to realize notable economies of scale and synergies, develop a more competitive operating platform and further capitalize on our redevelopment initiative. We’re excited to partner with STAR and welcome their team, as we together plan to capture many opportunities in our high-growth markets and deliver value for our stakeholders for years to come.”
Rodney F. Emery, STAR’s CEO, stated “The STAR team is excited for this milestone, as we engage in this strategic partnership with IRT. We believe that our business combination will allow us to more effectively compete in the multifamily sector and realize greater earnings potential. This is a natural combination that is expected to uniquely position us to strengthen our presence in U.S. communities where we see substantial room for growth.”
Summary of Strategic Benefits
The merger of IRT and STAR is expected to create a number of operational and financial benefits, including:
•Enhanced Portfolio Reach and Diversification Across High-Growth Sunbelt Markets: The transaction will strengthen IRT’s diversification across the high-growth Sunbelt region, which has and is expected to continue to experience strong population and employment growth trends. The combined company will own and operate 131 multifamily communities in non-gateway MSAs in 16 states, increase IRT’s exposure to core markets including Atlanta and Dallas, and expand its presence into attractive new markets including Denver and Nashville. The combination will also add to the portfolios’ Class B mid-market communities that continue to demonstrate strong resident demand throughout all points of economic and real estate cycles.

•Expanded Value Add Pipeline Leading to Significant Organic Growth and Value Creation Opportunities: The combined company will have a pipeline of approximately 20,000 units available for future redevelopment through IRT’s proven and robust value add program that has generated a historical weighted average return on investment in excess of 17%. The continued execution of this expanded redevelopment opportunity is expected to enable IRT to deliver greater NOI and earnings growth over time.
•Unlock Corporate Synergies and Operational Savings: The combination of IRT and STAR will create a stronger and more competitive operating platform through the integration of best practices from both companies. Annual gross synergies are estimated to be approximately $28 million, including $20 million of annual general, administrative and property management synergies through the elimination of duplicative costs associated with back-office functions and property management administration. In addition, through enhanced scale and leveraging of the combined company’s technology and operating systems, IRT expects the combined company to capture $8 million in operational synergies annually. These enhancements are expected to be realized upon full integration, which is expected to occur over the 12-month period following the closing of the merger.

•Immediately Accretive: The transaction is expected to be immediately accretive to IRT’s Core FFO per share and provide the combined company with an attractive growth profile. Further, the transaction allows IRT to maintain one of the lowest payout ratios amongst peers.

•Increased Scale Delivers Value Across Portfolio: The transaction will create a leading publicly-traded multifamily REIT, with a combined portfolio of approximately 38,000 units in 131 communities. The combined company is well-positioned to increase cash flow at the property level due to economies of scale, including enhanced pricing leverage with strategic partners and vendors. Further, the increased scale will support IRT’s ongoing efforts to retain top talent, increase brand recognition in the multifamily industry, and more effectively compete for acquisition and development opportunities.

•Increased Financial Strength and Flexibility: Larger scale is expected to improve IRT’s access to capital markets and lower its cost of capital over the long-term, with the combined company benefiting from an expanded investor base through enhanced trading liquidity.

Leadership and Organization
The combined company is committed to retaining a strong, highly qualified and diverse board of directors that has the requisite skills, knowledge and experience to oversee the company and its long-term strategic growth and performance.  Upon completion of the merger, the size of the board of directors of IRT will be expanded to 10 members, comprised of five incumbent directors of IRT and five incumbent directors of STAR. Scott F. Schaeffer will continue to serve as Chairman of the Board of Directors of the combined company.
Mr. Schaeffer will continue to lead the combined company as the Chief Executive Officer. James J. Sebra will continue to serve as Chief Financial Officer of the combined company. Farrell Ender will continue to serve as President of the combined company. Jessica Norman, currently IRT’s Executive Vice President and General Counsel, will serve as Chief Legal Officer of the combined company. Ella S. Neyland, currently STAR’s President, Chief Financial Officer and Treasurer, will join the combined company as its Chief Operating Officer.
Upon completion of the merger, the company will retain the Independence Realty Trust name and will trade under the ticker symbol “IRT” (NYSE).
Dividend Policy and Declaration
The timing of the pre-closing dividends of IRT and STAR will be coordinated such that, if one set of stockholders receives their dividend for a particular period prior to the closing of the merger, the other set of stockholders will also receive their dividend for such period.
IRT intends to maintain its current dividend level post-closing.
Advisors
Barclays is acting as lead financial advisor and BMO Capital Markets is acting as financial advisor, and Troutman Pepper Hamilton Sanders LLP is acting as legal advisor to IRT. RBC Capital Markets, LLC and Robert A. Stanger & Co., are acting as financial advisors, and Morrison & Foerster LLP is acting as legal advisor to STAR.
Conference Call and Webcast
All interested parties can listen to a conference call webcast to discuss the proposed merger on Monday, July 26, 2021 at 5:00 p.m. ET from the investor relations section of the IRT website at www.irtliving.com or by dialing 1.833.789.1330. Participants will include IRT’s CEO and CFO.
For those who are not available to listen at 5:00 p.m. ET, the replay will be available shortly following the call from the investor relations section of IRT’s website and telephonically until Monday, August 2, 2021 by dialing 1.800.585.8367.
About IRT
Independence Realty Trust (NYSE: IRT) is a real estate investment trust that owns and operates multifamily apartment properties across non-gateway U.S. markets, including Atlanta, Dallas, Louisville, Memphis, Raleigh and Tampa. IRT’s investment strategy is focused on gaining scale within key amenity rich submarkets that offer good school districts, high-quality retail and major employment centers. IRT aims to provide stockholders attractive risk-adjusted returns through diligent portfolio management, strong operational performance, and a consistent return on capital through distributions and capital appreciation. More information may be found on IRT’s website www.irtliving.com.
About STAR
STAR is a non-traded public real estate investment trust that was formed to acquire and operate a diverse portfolio of well-positioned, institutional-quality apartment communities in targeted markets throughout the United States that have demonstrated high occupancy and income levels across market cycles. More information can be found on STAR’s website at https://www.steadfastliving.com/.

Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which IRT and STAR operate and beliefs of and assumptions made by IRT and STAR management, involve uncertainties that could significantly affect the financial results of IRT or the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. Such forward-looking statements include, but are not limited to certain actions to be taken by IRT and STAR in connection with the closing of the merger and anticipated benefits of the merger. All statements that address financial and operating performance, events or developments that we expect or anticipate will occur or be achieved in the future are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although IRT and STAR believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, neither IRT nor STAR can give any assurances that such expectations will be attained. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: IRT’s and STAR’s ability to complete the merger on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary stockholder approvals and lender consents and satisfaction of other closing conditions to consummate the merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; risks related to diverting the attention of IRT and STAR management from ongoing business operations; failure to realize the expected benefits of the merger; significant transaction costs and/or unknown or inestimable liabilities; the risk of stockholder litigation in connection with the proposed merger, including resulting expense or delay; the risk that STAR’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; risks related to future opportunities and plans for the combined company, including the uncertainty of expected future financial performance and results of the combined company following completion of the merger; effects relating to the announcement of the merger or any further announcements or the consummation of the merger on the market price of IRT common stock; the possibility that, if IRT does not achieve the perceived benefits of the merger as rapidly or to the extent anticipated by financial analysts or investors, the market price of IRT common stock could decline; general adverse economic and local real estate conditions; the inability of residents to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; local real estate conditions; adverse changes in financial markets that result in increases in interest rates and reduced availability and increased costs of capital; increases in operating costs and real estate taxes; changes in the dividend policy for IRT common stock or IRT’s ability to pay dividends; impairment charges; unanticipated changes in IRT’s intention or ability to prepay certain debt prior to maturity; pandemics or other health crises, such as coronavirus disease 2019 (COVID-19); and other risks and uncertainties affecting IRT and STAR, including those described from time to time under the caption “Risk Factors” and elsewhere in IRT’s and STAR’s SEC filings and reports, including IRT’s Annual Report on Form 10-K for the year ended December 31, 2020, STAR’s Annual Report on Form 10-K for the year ended December 31, 2020, and future filings and reports by either company. Moreover, other risks and uncertainties of which IRT and STAR are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by IRT or STAR on their respective websites or otherwise. Neither IRT nor STAR undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.
Additional Information about the Proposed Merger and Where to Find It
This communication relates to a proposed merger transaction pursuant to the terms of the Agreement and Plan of Merger dated as of July 26, 2021, among IRT, STAR and the other parties thereto. In connection with the proposed merger transaction, IRT will file with the SEC a registration statement on Form S-4 to register the shares of IRT common stock to be issued in connection with the proposed merger transaction. The registration statement will include a joint proxy statement/prospectus which will be sent to the stockholders of IRT and the stockholders of STAR. This communication is not a substitute for any proxy statement, registration statement, proxy statement/prospectus or other document IRT and/or STAR may file with the SEC in connection with the proposed merger transaction. INVESTORS AND SECURITY HOLDERS OF IRT AND STAR ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by IRT and/or STAR through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by IRT will be available free of charge on IRT’s internet website at http://www.irtliving.com or by contacting IRT’s Investor Relations Department by email at IRT@edelman.com or by phone at +1-917-365-7979. Copies of the documents filed with the SEC by STAR will be available free of charge on STAR’s internet website at http://www.steadfastliving.com or by contacting STAR’s Investor Relations Department by phone at +1-888-223-9951.
Certain Information Regarding Participants
IRT, STAR, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed merger. Information about the directors and executive officers of IRT is set forth in its Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on February 18, 2021, and its proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on March 29, 2021. Information about the directors and executive officers of STAR is set forth in its Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on March 12, 2021, and in its proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on June 14, 2021. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.
No Offer or Solicitation
This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Independence Realty Trust, Inc.
Edelman Financial Communications & Capital Markets
Ted McHugh and Lauren Torres
917-365-7979
IRT@edelman.com

Steadfast Apartment REIT, Inc.
Jennifer Franklin
949-427-1385
jennifer@spotlightmarcom.com